Net Loss Per Share (Tables)	12 Months Ended
Dec. 31, 2021
Earnings Per Share [Abstract]
Summary of Basic and Diluted Net Loss Per Share
The following table sets forth the computation of basic and diluted net loss per share attributable to common stockholders for the years ended December 31, 2021, 2020 and 2019:

	For the Years Ended December 31,
	2021	2020	2019
(in thousands except share and per share data)
Net loss	$62,742	$22,370	$29,086
Weighted-average shares used to compute net loss per share, basic and diluted (1)	86,775,948	13,359,350	12,721,426

Net loss per share, basic and diluted	$0.72	$1.67	$2.29

(1)
Prior period results have been adjusted to reflect the exchange of Old Talkspace’s common stock for Talkspace’s common stock at an exchange ratio of approximately 1.134140 in June 2021 as a result of the Business Combination. See Note 3, “Business Combination” for further details.